UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 23, 2019

IMAGING DIAGNOSTIC SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Commission file number: 000-26028

Florida	22-2671269
(State of Incorporation)	(IRS Employer Ident. No.)

1291-B NW 65th Place, Fort Lauderdale, FL	33309
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number: (954) 581-9800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement

On October 23, 2019, Imaging Diagnostic Systems, Inc. ("IDSI") entered into a Consulting Agreement effective as of November 1, 2019, with Dr. Huabei Jiang to serve as IDSI’s Chief Scientific Consultant (the “Agreement”). Dr. Jiang is a Professor of Medical Engineering at the University of South Florida and a fellow of the American Institute for Medical and Biological Engineering, the International Optical Society and the Optical Society of America. He is an expert in optical tomography imaging and has made significant contributions to improvements in the final diagnosis and cure of breast cancer.

Pursuant to the Agreement, Dr. Jiang will focus on improving the technical performance and image quality of IDSI’s Computed Tomography Laser Mammography (CTLM®) breast imaging device.

The Agreement is for a term of three years, subject to satisfactory completion within one year of the Consultant’s Initial Project relating to improvement of the CTLM®’s image display resolution and accuracy. As compensation for his services, Dr. Jiang will receive $500,000 for satisfactory and timely completion of the Initial Project and $500,000 per year for two years thereafter based on satisfactory completion of work and projects to be approved by IDSI. In connection with the Agreement, IDSI issued to Dr. Jiang a nonqualified option to purchase 2,000,000 shares of its common stock at a price of $.51 per share. One-fourth of the option (500,000 shares) vested upon execution of the Agreement, and the balance of the option will vest 500,000 shares per year on the first three anniversaries of the Agreement. The option expires five years from the date of grant.

IDSI believes that the Agreement with Dr. Jiang and the expected improvement of the CTLM®’S image quality by Dr. Jiang will materially benefit IDSI by (i) enhancing marketing and sales of the CTLM® in China, (ii) better enabling the application of the CTLM® in the field of neoadjuvant therapy and (iii) leading to development of multi-modal products in the future for accurate and early detection of breast cancer. Nonetheless, there can be no assurance that Dr. Jiang’s efforts will be successful.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
99.1	Consulting Agreement dated as of November 1, 2019, between Imaging Diagnostic Systems, Inc. and Dr. Huabei Jiang.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 29, 2019

IMAGING DIAGNOSTIC SYSTEMS, INC.

/s/ David Fong
By:	David Fong
Chief Financial Officer